ALTAIR INTERNATIONAL INC.
                    STOCK PURCHASE AND SUBSCRIPTION AGREEMENT
                             (Amended and Restated)

         THIS STOCK PURCHASE AND SUBSCRIPTION AGREEMENT (Amended and Restated) (this "Agreement") is made and entered into as April 26, 2002 and between Altair International Inc., an Ontario corporation (the "Company"), and Louis Schnur, an individual (the "Investor"), and supersedes and terminates the Stock Purchase Agreement dated March 11, 2002, between the Company and the Investor. In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the Company and Investor hereby agree as follows:

1. Termination of Agreement; Purchase of Securities

1.1 Termination of Prior Agreement. This Agreement amends, restates and supersedes the Stock Purchase Agreement dated March 11, 2002, between the Company and the Investor, which prior agreement is hereby terminated. Any funds forwarded to the Company by the Investor in order to fund the purchase of securities under such prior agreement shall be applied toward the Investor's purchase obligations under this Agreement.

1.2 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, the Investor shall purchase, and the Company shall sell and issue to the Investor, at the Closing (as defined below) 1,200,000 common shares of the Company (the "Shares"). The purchase price for the Shares shall be $1.05 per Share, and the aggregate purchase price for the Shares shall be $1,260,000 (the "Purchase Price"). The Purchase Price shall be paid by check addressed to the Company at 230 South Rock Blvd, Suite 21, Reno, Nevada 89502, or by wire transfer to the Company's general account at Bank of America, ABA Routing No. 122400724, Account No. 004961550420, Reference: Altair International Inc.

1.3 Sale and Issuance of Warrants. As further consideration for the payment of the Purchase Price, subject to the terms and conditions of this Agreement, the Company agrees to issue to the Investor the following (the "Warrants"):

(a) a Series 2002D Warrant, substantially in the form attached hereto as Exhibit A, entitling the holder thereof to purchase a number of common shares of the Company ("Common Shares") equal to one-half of the number of Shares at an exercise price of U.S. $1.50 per share during the period commencing on the date of issue and continuing until the earlier to occur of (i) 5:00 p.m. (Mountain Time) on the fifth anniversary of the date of issue, and (ii) the date 30 days following the fifth day (whether or not consecutive) the closing price of the Common Shares on the Nasdaq National Market (or, if the Company is not listed thereon, it principal U.S. trading market at the time) equals or exceeds U.S. $4.50;

(b) a Series 2002E Warrant, substantially in the form attached hereto as Exhibit B, entitling the holder thereof to purchase a number of Common Shares equal to one-half of the number of Shares at an exercise price of U.S. $2.00 per share during the period commencing on the date of issue and continuing until the earlier to occur of (i) 5:00 p.m. (Mountain Time) on the fifth anniversary of the date of issue, and (ii) the date 30 days following the fifth day (whether or not consecutive) the closing price of the Common Shares on the Nasdaq National Market (or, if the Company is not listed thereon, it principal U.S. trading market at the time) equals or exceeds U.S. $5.00;

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(c)      a Series 2002F Warrant,  substantially  in the form attached  hereto as
         Exhibit C, entitling the holder thereof to purchase a number of Common Shares equal to one-half of the number of Shares at an exercise price of U.S. $2.50 per share during the period commencing on the date of issue and continuing until the earlier to occur of (i) 5:00 p.m. (Mountain Time) on the fifth anniversary of the date of issue, and (ii) the date 30 days following the fifth day (whether or not consecutive) the closing price of the Common Shares on the Nasdaq National Market (or, if the Company is not listed thereon, it principal U.S. trading market at the time) equals or exceeds U.S. $5.50;

         The  Common   Shares   issuable  upon  exercise  of  the  Warrants  are
hereinafter referred to as the "Warrant Shares" and, collectively with the Shares and the Warrants, the "Securities."

1.4 Closing. The closing (the "Closing") of the purchase and sale of the Securities shall take place on a date mutually agreed upon by the parties, but no later than July 31, 2002. At the Closing, the Investor shall pay the Purchase Price as set forth in Section 1, and the Company shall deliver to the Investor a stock certificate representing the Shares and executed Warrants. The Investor and the Company agree that if either party fails to, or is not prepared to, comply with its Closing obligations on or before July 31, 2002, the other party will suffer irreparable harm and shall have the right to seek specific performance in addition to other remedies available at law or equity.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date of this Agreement (or, if an different date is stated in such representation and warranty as of such date) as follows:

2.1 Due Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance) and delivery of the Securities has been taken or will be taken prior to Closing, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its respective terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance.

2.2 Corporate Organization and Other Related Matters. The Company is duly organized, validly existing and in good standing under the laws of the Province of Ontario. The Company has full corporate power and authority to carry on its business as such business is now being conducted and to own the properties and assets it now owns. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company has full corporate power and authority to enter into this Agreement, to issue the Securities and to consummate the transactions contemplated hereby

2.3 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (i) qualifications or filings under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder and (iii) qualification or filings required under all other applicable federal and state securities laws and stock exchange or stock quotation service regulations as may be required in connection with the transactions contemplated by this Agreement.

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2.4 Valid Issuance of Securities.  When issued, sold and delivered in accordance with the terms hereof, the Shares will be duly and validly issued, fully-paid and nonassessable. When issued, sold and delivered in accordance with the terms hereof, the Warrants will be duly and validly issued. The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon issuance in accordance with the terms of the respective Warrant, will be duly and validly issued fully-paid and nonassessable.

2.5 Litigation. There is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or that would have, either individually or in the aggregate, a material adverse effect on the business, properties, prospects or financial condition of the Company. There is no judgment, decree or order of any court in effect against the Company, and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which the Company is bound.

2.6 SEC Filings. The Company has filed all reports, registration statements, forms and other documents that it is required to file with the Securities and Exchange Commission (the "SEC") or any exchange on which it is traded or reporting service through which any of its securities are quoted, including without limitation all filings required by the Securities Act, any rules promulgated thereunder, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules promulgated thereunder.

3.  Representations  and  Warranties  of  the  Investor.   The  Investor  hereby
represents and warrants to the Company that:

3.1 Authorization. This Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance, and the Investor has full power and authority to enter into this Agreement.

3.2 Representations Not Made by Company. The Investor represents and affirms that none of the following information has ever been represented, guaranteed or warranted to the Investor, expressly or by implication, by any person: (i) the approximate or exact length of time that the Investor will be required to remain a security holder of the Company; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Company; or (iii) the possibility that the past performance or experience on the part of the Company or any affiliate, or any officer, director, employee or agent of the foregoing, might in any way indicate or predict the results of ownership of any Security or the potential success of the Company's operations.

3.3 Purchase for Own Account. The Investor is the sole and true party in interest, is acquiring the Securities for his/her/its own account for investment, is not purchasing the Securities for hereby for the benefit of any other person, and has no present intention of holding or managing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities. The Investor (i) if an individual, is a citizen of the United States, is at least 21 years of age, and is a bona fide permanent resident of and is domiciled in the state set forth below the Investor's name on the signature page hereof, (ii) if an entity, is duly organized and in good standing in its jurisdiction of organization and has its principal place of business in the state set forth below the Investor's name on the signature page hereof.

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

3.4 Disclosure and Review of Information. The Investor acknowledges and represents that he/it has received and reviewed a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "Current Filings") and has been given a reasonable opportunity to review all documents, books and records of the Company pertaining to this investment, and has been supplied with all additional information concerning the Company and the Securities that has been requested by the Investor, has had a reasonable opportunity to ask questions of and receive answers from the Company or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of the Investor. The Investor has received, and acknowledges that he/it is receiving, no representations, written or oral, from the Company or its officers, directors, employees, attorneys or agents other than those contained in this Agreement and the Current Filings. In making his/her decision to purchase the Securities, the Investor has relied solely upon its review of the Current Filings, this Agreement, and independent investigations made by it or its representatives without assistance of the Company.

3.5 Speculative Investment. The Investor understands that (i) he/it must bear the economic risk of the investment in the Securities for an indefinite period of time because the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or qualified under the Securities Act or the securities laws of any other jurisdiction and (ii) his/its investment in the Company represented by the Securities is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The Investor has adequate means of providing for his/her current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of the Investor's entire investment and the limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future.

3.6 Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act, in that Investor (a) is a natural person (i) whose individual net worth, or joint net worth with his spouse, presently exceeds $1,000,000, or (ii) who had individual net income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and has a reasonable expectation of reach that same income level in the current year, or
(b) is an entity in which all of the equity owners satisfy the definition of accredited investor set forth in subsection (a).

3.7 Investment Experience. The Investor has experience as an investor in securities and acknowledges that the Investor can bear the economic risk of its investment in the Securities. By reason of the Investor's business or financial experience or the business or financial experience of professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Investor has the capacity to protect the Investor's own interests in connection with its purchase of the Securities. The Investor has the financial capacity to bear the risk of this investment and has received from the Company all information the Investor has requested and considers necessary or appropriate for deciding whether to purchase the Securities. If an entity, the Investor has not been organized solely for the purpose of acquiring the Securities.

3.8 Restricted Securities. The Investor understands that the Shares, the Warrants and (if issued) the Warrant Shares are and will be "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that he/it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor further confirms and agrees that the Company is under no obligation to register the re-sale of the Shares, the Warrants or the Warrant Shares under the Securities Act or any state securities laws.

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

3.9 Legends. The Investor understands that the certificates evidencing the Shares, the Warrants and the Warrant Shares will bear the legend set forth below, together with any other legends required by the laws of the Province of Ontario and any other state or province with jurisdiction:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STAEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO SUCH SECURITIES OR THE COMPANY HAS RECEIVED AN OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

The legend set forth above shall be removed by the Company from any certificate evidencing any of the Securities only (i) upon receipt by the Company of an opinion in form and substance satisfactory to the Company that such legend may be removed pursuant to Rule 144 promulgated under the Securities Act, or (ii) upon confirmation that a registration statement under the Securities Act is at that time in effect with respect to the legended Security and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the respective Security was issued.

3.10 Indemnification. The Investor acknowledges that he/she/it understands the meaning and legal consequences of the representations and warranties set forth in Section 3 hereof and that the Company and the officers, directors, employees and agents of the Company have relied and will rely upon such representations and warranties. The Investor hereby agrees to indemnify and hold harmless the Company and each of its respective officers, directors, employees and agents from and against any and all loss, claim, damage, liability, cost or expense (including attorney's fees), joint or several, to which any such person may become subject due to or arising out of: (i) any breach by the Investor of any such representation or warranty; (ii) any inaccuracy in the representations and warranties hereinabove set forth; (iii) the disposition of any of the Securities by the Investor contrary to the foregoing representations and warranties; and
(iv) any action, suit, proceeding, demand, assessment or judgment incident to or based upon any of the matters so indemnified against. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to him/her under federal or state securities laws.

4. Miscellaneous.

4.1 Entire Agreement. This Agreement, together with its exhibits and schedules, constitute the entire contract between the Company and the Investor relative to the purchase and sale of the Securities and supersede any and all prior or contemporaneous oral or written agreements, understandings and discussions with respect thereto.

4.2 Expenses. Each of the Company and the Investor will bear his/its own legal and other fees and expenses in connection with the transactions contemplated in this Agreement.

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

4.3 Governing Law; Consent to Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. The Company and the Investor hereby irrevocably consent to the exclusive jurisdiction and venue of State and federal courts within the city of Reno, Nevada for any dispute arising out of this Agreement.

4.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.5 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

4.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, on the date of receipt if sent by telecopier or overnight courier, charges prepaid, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (b) if to the Investor, at the Investor's address as set forth below the Investor's name on the signature page of this Agreement, or at such other address as the Company or the Investor may designate by ten (10) days' advance written notice to the Investor or the Company, respectively.

4.7 Survival of Representations and Warranties. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing; provided, however, that such representations and warranties are only made as of the date of such execution and delivery and as of such Closing.

4.8 Amendments. Any term or provision of this Agreement may be amended and the observance of any term, condition, or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument signed by the Company and Investors purchasing a majority of the Shares being purchased hereunder.

4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

4.10 Acknowledgement as to Counsel. The parties acknowledge and agree that Stoel Rives LLP has prepared this Agreement and the other documents contemplated hereby as counsel to the Company and not as counsel to the Investor and that the Investor is entitled to retain his or its own counsel at his or its own expense.

4.11 Entire Agreement. This Agreement contains the entire agreement and understanding between the Investor and the Company regarding the subject matter hereof and supersedes and replaces all prior or contemporaneous negotiations, representations, or agreements, written or oral.

               [intentionally left blank; signature page follows]


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         IN WITNESS WHEREOF,  the parties hereto have executed,  or caused to be executed, this Stock Purchase and Subscription Agreement (Amended and Restated) as of the date first written above.

The "Company"

         ALTAIR INTERNATIONAL INC.,
         an Ontario corporation

         By:      /s/ Edward Dickinson
            -------------------------------------------------------
                      Edward Dickinson, its Chief Financial Officer

         Address:
         1725 Sheridan Avenue, Suite 140
         Cody, Wyoming  82414
         Facsimile: (307) 587-8357


The "Investor"


                  /s/ Louis Schnur
                  -----------------
                      Louis Schnur

         Address:

         9615 South Ridgeway
         Evergreen Park, IL  60805
         Facsimile (773)776-4584

         Name in which Shares are is to be registered if different from that above:___________________________________


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                                    Exhibit A
                                       to

                    Stock Purchase and Subscription Agreement
                             (Amended and Restated)

                          Form of Series 2002D Warrant
                          ----------------------------

                                 [see attached]

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                                    Exhibit B
                                       to

                    Stock Purchase and Subscription Agreement
                             (Amended and Restated)

                          Form of Series 2002E Warrant

                                 [see attached]

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


                                    Exhibit C
                                       to

                    Stock Purchase and Subscription Agreement
                             (Amended and Restated)

                          Form of Series 2002F Warrant

                                 [see attached]


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